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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 1996 (February 19, 1996)

                              Mycogen Corporation
                              -------------------
             (Exact name of registrant as specified in its charter)


           California                     0-15881                95-3802654
           ----------                     -------                ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)



                5501 Oberlin Drive, San Diego California, 92121
                -----------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 619-453-8030

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On February 19, 1996, Registrant acquired United AgriSeeds, Inc., a Delaware corporation ("United AgriSeeds") and a subsidiary of DowElanco, an Indiana General Partnership ("DowElanco"). Registrant issued about 4.5 million shares of Registrant's Common Stock to DowElanco in exchange for United AgriSeeds and cash. The information required by (a) and (b) is hereby incorporated by reference from the Registrant's Press Release dated February 20, 1996, and attached hereto as Exhibit 28.1. The Registrant intends to continue United AgriSeeds current business purpose.

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ITEMS 3 THROUGH 6.  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) It is anticipated that any applicable Financial Statements will be available within the next (60) days and will be filed separately under Form 8-K/A.

(b) It is anticipated that any applicable Pro Forma Financial Statements will be available within the next (60) days and will be filed separately under Form 8-K/A.

(c)  Exhibits.
     ---------

     Exhibit Number             Description
     --------------             -----------
          2.1                   Exchange and Purchase Agreement Among Mycogen
                                Corporation, Agrigenetics, Inc., DowElanco and
                                United AgriSeeds.

         99.1                   Registrant's Press Release dated February 20,
                                1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Mycogen Corporation
                                   -------------------
                                   (Registrant)

Date:  February 27, 1996           /s/ James A. Baumker
       -----------------           --------------------
                                   James A. Baumker
                                   Vice President,
                                   Chief Financial Officer,
                                   Chief Accounting Officer

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